Acquisition of Subsidiary	12 Months Ended
Dec. 31, 2017
Acquisition of Subsidiary [Abstract]
Acquisition of Subsidiary

Note 4 – Acquisition of Subsidiary

On January 13, 2017, the Company completed its acquisition from Goldman Hirsh Partners Ltd (“GHP”) of a controlling interest in TyrNovo, a privately owned Israeli company, which is developing a small molecule that has demonstrated the potential to overcome resistance to multiple anti-cancer drugs.

Pursuant to the terms of the transaction, the Company issued to GHP, 11,292,508 of its Ordinary Shares (the “Consideration Shares”) and paid GHP aggregate cash proceeds of approximately USD 2 million (the “Cash Consideration”) in exchange for 9,570 Ordinary Shares in TyrNovo, that represent approximately 65% of TyrNovo’s shares. In addition, the Company was assigned a loan in the amount of USD 101,157 which had been made by GHP to TyrNovo, (the “TyrNovo Acquisition. USD 167,157 of the Cash Consideration is being held back by the Company pending the fulfillment of certain conditions as agreed to between the Company and GHP.

All of the Consideration Shares were placed in escrow in order to ensure the fulfillment of certain post-closing undertakings and to satisfy indemnification claims and other liabilities the Company may become subject to as a result of the TyrNovo Acquisition. The acquisition was accounted for as an asset purchase as it does not meet the definition of a business combination in accordance with IFRS 3.

In the period from January 13, 2017 to December 31, 2017, TyrNovo contributed losses of USD 2,088 thousand to the Group’s results. Management estimates that if the acquisition had taken place on January 1, 2017, there would not have been a material change to the consolidated loss.

A.	Consideration

The following summarizes the acquisition date fair value of each major class of consideration:

USD thousands
Cash	2,000
Equity instruments issued (11,292,508 Ordinary Shares) (1)	1,800
Assignment of loan to the Company	(101)
Total consideration transferred	3,699

(1)	Equity instruments issued

The fair value of the Ordinary Shares issued was based on the listed share price of the Group at January 11, 2017 of approximately USD 0.16 per share (USD 3.14 per ADS).

B.	Identifiable assets acquired and liabilities assumed

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition:

USD thousands
Current assets	21
Fixed assets, net	3
Intangible assets (2)	6,172
Short-term credit from bank	(16)
Trade payables	(123)
Other payables	(212)
Long-term related parties	(130)
Total net identifiable assets	5,715

(2)	In-process research and development

Purchased in-process research and development expense represents the value assigned to research and development projects, which were commenced but not yet completed at the date of acquisition. Technological feasibility for these projects has not been established and they have no alternative future use in research and development activities or otherwise.

C.	Non-controlling interests

Non-controlling interests are presented based on their proportionate interest in the recognized amount of the assets and liabilities of TyrNovo.